EXHIBIT 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of the 30th day of September, 2021 by and between MIDCAP FINANCIAL TRUST, a Delaware statutory trust (in such capacity, together with its successors and permitted assigns, “Agent”) and STRATA SKIN SCIENCES, INC., a Delaware corporation (“Grantor”).

RECITALS

A.          The Lenders have agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Credit Extensions”) in the amounts and manner set forth in that certain Credit and Security Agreement by and among Agent, the Lenders, Grantor and the other Credit Parties from time to time party thereto, dated as of the date hereof (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein are used as defined in the Credit Agreement).  The Lenders are willing to make the Credit Extensions to Grantor, but only upon the condition, among others, that Grantor shall grant to Agent, for the ratable benefit of the Lenders, a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of Grantor under the Credit Agreement.

B.          Pursuant to the terms of the Credit Agreement, Grantor has granted to Agent, for the ratable benefit of the Lenders, a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Credit Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Credit Agreement, Grantor grants and pledges to Agent, for the ratable benefit of the Lenders, a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

(a)          Any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto, as such Exhibit may be amended, modified or supplemented from time to time (collectively, the “Copyrights”);

(b)          Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c)          Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

(d)          Any and all patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto, as such Exhibit may be amended, modified or supplemented from time to time (collectively, the “Patents”);

(e)          Any and all trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto, as such Exhibit may be amended, modified or supplemented from time to time (collectively, the “Trademarks”);

(f)          Any and all mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto, as such Exhibit may be amended, modified or supplemented from time to time (collectively, the  “Mask Works”);

(g)          Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h)          All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i)          All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j)          All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

          Notwithstanding the foregoing, the Intellectual Property Collateral does not include any “intent to use” trademark at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, provided, that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use of an intent-to-use trademark application pursuant to 15 U.S.C. Section 1060(a) (or any successor provision) such intent-to-use application shall constitute Intellectual Property Collateral.

This security interest is granted in conjunction with the security interest granted to Agent, for the ratable benefit of the Lenders, under the Credit Agreement.  The rights and remedies of Agent with respect to the security interest granted hereby are in addition to those set forth in the Credit Agreement and the other Financing Documents, and those which are now or hereafter available to Agent as a matter of law or equity.  Each right, power and remedy of Agent provided for herein or in the Credit Agreement or any of the Financing Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Agent of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Credit Agreement or any of the other Financing Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Agent, of any or all other rights, powers or remedies.

          THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE

STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

          GRANTOR AND AGENT HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH GRANTOR AND AGENT ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  GRANTOR AND AGENT WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

          This Intellectual Property Security Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Intellectual Property Security Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

          The provisions of the Credit Agreement regarding choice of law, jurisdiction, and venue are incorporated herein and shall govern this Intellectual Property Security Agreement.  This Intellectual Property Security Agreement shall inure to the benefit of Agent, the Lenders and their respective successors and assigns, and shall be binding upon Grantor and its successors and assigns.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:	STRATA SKIN SCIENCES, INC. By: /s/ Matthew C. Hill Name: Matthew C. Hill Title: Chief Financial Officer
Address: Strata Skin Sciences, Inc. 5 Walnut Grove Drive, Suite 140 Horsham, Pennsylvania 19044 Attention: Matt Hill, Chief Financial Officer

AGENT:

MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P.,
its investment manager

By: Apollo Capital Management GP, LLC,
its general partner

By: __/s/ Maurice Amsellem
Name: Maurice Amsellem
Title:   Authorized Signatory